UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/17/2005

MAXXAM INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-3924

Delaware	95-2078752
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1330 Post Oak Boulevard, Suite 2000
Houston, TX 77056
(Address of Principal Executive Offices, Including Zip Code)

(713)-975-7600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

Attached hereto as Exhibit 99.1 is a press release issued on January 17, 2005 by The Pacific Lumber Company, a subsidiary of the Registrant, regarding employee layoffs due to a shortage of logs.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of The Pacific Lumber Company dated January 17, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

MAXXAM INC.

Date: January 19, 2005.	By:	/s/ Bernard L. Birkel
Bernard L. Birkel
Secretary and Senior Assistant General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release